UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2016 (May 19, 2016)

KATE SPADE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As previously disclosed in the definitive proxy statement filed on April 8, 2016 with the Securities and Exchange Commission relating to the 2016 annual meeting of shareholders (the “Proxy Statement”) of Kate Spade & Company (the “Company”), the Company proposed that its shareholders amend the Company’s Certificate of Incorporation (as amended, supplemented and restated prior to the 2016 Annual Meeting, the “Certificate of Incorporation”) and the Company’s By-Laws (as amended, supplemented and restated prior to the 2016 Annual Meeting, the “By-Laws”) to permit eligible shareholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access and to modify the advance notice window for Director nominations made by shareholders and to amend the Certificate of Incorporation to remove language providing that Directors may only be removed by the Company’s shareholders “for cause”.  On May 19, 2016, the Company held its 2016 annual meeting of shareholders (the “2016 Annual Meeting”), at which shareholders affirmatively determined to so amend the Certificate of Incorporation and By-Laws.  Accordingly, the Company’s Certificate of Incorporation and By-Laws have been amended to permit eligible shareholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access and to modify the advance notice window for Director nominations made by shareholders, effective as of May 19, 2016.  Additionally, the Company’s Certificate of Incorporation has been amended to remove language providing that Directors may only be removed by the Company’s shareholders “for cause”, effective as of May 19, 2016.

The amendments to the Certificate of Incorporation and the By-Laws are more fully described in the Proxy Statement.  The foregoing summaries of the amendments to the Certificate of Incorporation and the By-Laws are qualified in their entirety by reference to the text of the Certificate of Amendment to the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3(a) and is incorporated herein by reference, and the text of the By-Laws as amended and restated through May 19, 2016, a copy of which is attached hereto as Exhibit 3(b).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 25, 2016, the Company entered into Restricted Stock Unit (“RSU”) Grant Certificates (“RSU Grant Certificates”) and Performance Stock Unit (“PSU”) Grant Certificates (“PSU Grant Certificates”) with each of its current executive officers pursuant to the provisions of and in accordance with the Company’s 2013 Stock Incentive Plan (the “Plan”).

Under the RSU Grant Certificates, each grantee was granted a specified number of RSUs vesting 50% on the second anniversary and 50% on the third anniversary of the grant date, subject to forfeiture in the event the grantee’s employment is terminated prior to vesting and further subject to accelerated vesting in certain circumstances as provided in the RSU Grant Certificate. Upon vesting, each RSU will be converted into one share of the Company’s common stock. No grantee has any rights as a stockholder with respect to the RSUs, including, without limitation, voting or dividend rights.

Under the PSU Grant Certificates, each grantee was granted a target number of PSUs. No PSUs will vest unless the Company achieves a specified amount of Adjusted Operating Income (as defined in the PSU Grant Certificate) for a designated fiscal year and the number of PSUs that vest will be determined based on the Company’s achievement of Cumulative Adjusted EBITDA and Average Cumulative Adjusted EBITDA Margin Percentage (as defined in the PSU Grant Certificate) over a specified multi-year performance period against pre-determined performance levels. The final number of PSUs that vest, if any, is adjusted by a TSR Modifier (as defined in the PSU Grant Certificate) based on Company total shareholder return as compared to the total shareholder return of the companies in the S&P Midcap 400 index and is subject to forfeiture in the event the grantee’s employment is terminated prior to vesting and further subject to accelerated vesting in certain circumstances as provided in the PSU Grant Certificate. No grantee has any rights as a stockholder with respect to the PSUs, including, without limitation, voting or dividend rights.

Copies of the form of RSU Grant Certificate and the PSU Grant Certificate are attached hereto, respectively, as Exhibits 10.1 and 10.2.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth under Item 3.03 above is hereby incorporated by reference into this Item 5.03.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2016, the Company held its 2016 Annual Meeting in North Bergen, New Jersey.  Of the 127,978,345 shares of Common Stock outstanding and entitled to vote at the 2016 Annual Meeting as of March 21, 2016, the record date, the holders of record of 122,508,475 shares Common Stock were present, in person or by proxy, and entitled to vote at the 2016 Annual Meeting, constituting a quorum. The matters considered and voted on by the Company’s shareholders at the 2016 Annual Meeting and the vote cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(i)  shareholders elected the following nominees to the Company’s Board of Directors, to serve until the 2017 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	Number of	Votes			Broker
Name	Shares Voted	For	Against	Abstain	Non-Votes

Lawrence S. Benjamin	114,385,182	112,971,210	1,342,908	71,064	8,123,293
Raul J. Fernandez	114,385,182	112,752,688	1,560,500	71,994	8,123,293
Kenneth B. Gilman	114,385,182	113,051,594	1,262,773	70,815	8,123,293
Nancy J. Karch	114,385,182	114,046,177	268,762	70,243	8,123,293
Kenneth P. Kopelman	114,385,182	114,042,261	271,455	71,466	8,123,293
Craig A. Leavitt	114,385,182	114,179,740	134,142	71,300	8,123,293
Deborah J. Lloyd	114,385,182	113,984,355	331,863	68,964	8,123,293
Douglas Mack	114,385,182	114,111,010	56,104	218,068	8,123,293
Jan Singer	114,385,182	112,925,773	1,243,815	215,594	8,123,293
Doreen A. Toben	114,385,182	112,931,088	1,233,175	220,919	8,123,293

(ii)  shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

	Votes
Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
114,385,182	112,227,880	1,542,693	614,609	8,123,293

(iii) shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year:

	Votes
Number of Shares Voted	For	Against	Abstain
122,508,475	121,669,064	734,146	105,265

(iv)  shareholders approved an amendment to the Company’s Restated Certificate of Incorporation and an amendment and restatement of the Company’s By-laws to permit eligible shareholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access:

	Votes
Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
114,385,182	93,457,942	20,842,061	85,179	8,123,293

(v)  shareholders approved an amendment to the Company’s Restated Certificate of Incorporation and an amendment to the Company’s By-laws to modify the advance notice window for Director nominations made by shareholders:

	Votes
Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
114,385,182	108,553,193	5,745,106	86,883	8,123,293

(vi)  shareholders approved an amendment to the Company’s Restated Certificate of Incorporation to remove language providing that Directors may only be removed by the Company’s shareholders “for cause”:

	Votes
Number of Shares Voted	For	Against	Abstain
122,508,475	122,018,609	360,405	129,461

(vii) shareholders rejected the shareholder proposal regarding proxy access as described in the Proxy Statement:

	Votes
Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
114,385,182	25,741,504	88,382,474	261,204	8,123,293

ITEM 9.01. FINCANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
Exhibit 3(a)	Certificate of Amendment to the Restated Certificate of Incorporation of Kate Spade & Company
Exhibit 3(b)	By-Laws of Kate Spade & Company, as amended and restated through May 19, 2016
Exhibit 10.1	Form of Restricted Stock Unit Grant Certificate
Exhibit 10.2	Form of Performance Share Unit Award Grant Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATE SPADE & COMPANY

Date: May 25, 2016	By:	/s/ Timothy Michno
	Name:	Timothy Michno
	Title:	Senior Vice President – General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
Exhibit 3(a)	Certificate of Amendment to the Restated Certificate of Incorporation of Kate Spade & Company
Exhibit 3(b)	By-Laws of Kate Spade & Company, as amended and restated through May 19, 2016
Exhibit 10.1	Form of Restricted Stock Unit Grant Certificate
Exhibit 10.2	Form of Performance Share Unit Award Grant Certificate